SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2004

FRANKLIN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	0-24133	62-1376024

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Public Square, Franklin, Tennessee	37064

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 790-2265

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EX-99.1 PRESS RELEASE

Item 7. Financial Statements and Exhibits.

The following exhibit is being furnished with this report pursuant to Item 12 of this Form 8-K:

Exhibit No.	Description
99.1	Press Release of Registrant Regarding Financial Results for the First Quarter Ended March 31, 2004.

Item 12. Results of Operations and Financial Condition.

     On May 5, 2004, Franklin Financial Corporation issued a press release announcing its financial results for the three months ended March 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL CORPORATION
May 6, 2004	/s/ Kelly Swartz
Kelly Swartz, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release of Registrant Regarding Financial Results for the First Quarter Ended March 31, 2004.